Exhibit 10
AMENDMENT NO. 1

Dated as of August 3, 2021

To

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 5, 2018

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 3, 2021 by and among The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), The Scotts Company LLC, an Ohio limited liability company, Scotts Canada Ltd., a company organized under the laws of Canada (each together with the Company and the other Subsidiary Borrowers, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Fifth Amended and Restated Credit Agreement dated as of July 5, 2018 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 6.04(e) of the Credit Agreement is hereby amended by replacing the words “and other investments” appearing therein with the words “and other loans, advances and investments”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Parties and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent such representations and warranties specifically refer to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

THE SCOTTS MIRACLE-GRO COMPANY, as the Company

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Corporate Treasurer

Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

THE SCOTTS COMPANY LLC, as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS CANADA LTD., as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

HYPONEX CORPORATION, as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS MANUFACTURING COMPANY, as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS TEMECULA OPERATIONS, LLC, as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

SMG GROWING MEDIA, INC., as a Subsidiary Borrower

By:	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer
Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	/S/ RYAN BAKER
Name:	Ryan Baker
Title:	Vice President

BBVA USA f/k/a COMPASS BANK, as a Lender

By:	/S/ STEVE RAY
Name:	Steve Ray
Title:	Executive Director

BMO HARRIS BANK, N.A., as a Lender

By:	/S/ DOUGLAS STEEN
Name:	Douglas Steen
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/S/ NICHOLAS CHENG
Name:	Nicholas Cheng
Title:	Director

COBANK, ACB, as a Lender

By:	/S/ JAMES J. TRANKLE
Name:	James J. Trankle
Title:	Managing Director
Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ BRIAN J. MOELLER
Name:	Brian J. Moeller
Title:	Director

Flushing Bank, as a Lender

By:	/S/ LISA ARCHINOW
Name:	Lisa Archinow
Title:	Vice President

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/S/ KYLE HERNANDEZ
Name:	Kyle Hernandez
Title:	Capital Markets Lending Officer

Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/S/ DAN MARTIS
Name:	Dan Martis
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/S/ KYLE PATTERSON
Name:	Kyle Patterson
Title:	Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/S/ JOHN DI LEGGE
Name:	John Di Legge
Title:	Senior Vice President

TD BANK, N.A., as a Lender

By:	/S/ STEVE LEVI
Name:	Steve Levi
Title:	Senior Vice President

TRISTATE CAPITAL BANK, as a Lender

By:	/S/ ELLEN FRANK
Name:	Ellen Frank
Title:	Senior Vice President

Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ JEFFREY HERNANDEZ
Name:	Jeffrey Hernandez
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as an Issuing Bank

By:	/S/ MARK HOLM
Name:	Mark Holm
Title:	Managing Director

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/S/ ROBERT GRAFF
Name:	Robert Graff
Title:	Managing Director

By:	/S/ JEFF BLISS
Name:	Jeff Bliss
Title:	Executive Director

Signature Page to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Fifth Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of July 5, 2018, by and among The Scotts Miracle-Gro Company, an Ohio corporation (the “Company”), The Scotts Company LLC, an Ohio limited liability company, Scotts Canada Ltd., a company organized under the laws of Canada (each together with the Company and the other Subsidiary Borrowers, the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of August 3, 2021 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Collateral Agreement and any other Loan Document executed by it and acknowledges and agrees that the Collateral Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated August 3, 2021

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

MIRACLE-GRO LAWN PRODUCTS, INC.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

OMS INVESTMENTS, INC.

By:	/S/ GREGORY A. LIENING
Name:	Gregory A. Liening
Title:	President and CEO

SCOTTS PRODUCTS CO.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS PROFESSIONAL PRODUCTS CO.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS-SIERRA INVESTMENTS LLC

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

SWISS FARMS PRODUCTS, INC.

By:	/S/ GREGORY A. LIENING
Name:	Gregory A. Liening
Title:	President and CEO

SANFORD SCIENTIFIC, INC.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

ROD MCLELLAN COMPANY

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SMGM LLC

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

GENSOURCE, INC.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Treasurer

HAWTHORNE HYDROPONICS LLC

By:	/S/ ALBERT J. MESSINA
Name:	Albert J. Messina
Title:	Vice President and Treasurer

Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company

HGCI, INC.

By:	/S/ GREGORY A. LIENING
Name:	Gregory A. Liening
Title:	Vice President

THE HAWTHORNE GARDENING COMPANY

By:	/S/ ALBERT J. MESSINA
Name:	Albert J. Messina
Title:	Vice President and Treasurer

1868 VENTURES LLC

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

SCOTTS LIVE GOODS HOLDINGS, INC.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

AEROGROW INTERNATIONAL, INC.

By	/S/ LEONARD R. ESSEX
Name:	Leonard R. Essex
Title:	Vice President and Treasurer

THE HAWTHORNE COLLECTIVE, INC.

By:	/S/ ALBERT J. MESSINA
Name:	Albert J. Messina
Title:	Treasurer
Signature Page to Consent and Reaffirmation to Amendment No. 1 to
Fifth Amended and Restated Credit Agreement dated as of July 5, 2018
The Scotts Miracle-Gro Company